Borrowings - Schedule of Maturities Other Borrowings (Detail) (Other Borrowings [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Other Borrowings [Member]
Debt Instrument [Line Items]
2014	$ 2,190
2015	169
2016	97
2017	10,003
Long term Debt, Total	$ 12,459
Weighted Average Interest Rate, 2014	3.91%
Weighted Average Interest Rate, 2015	6.01%
Weighted Average Interest Rate, 2016	5.84%
Weighted Average Interest Rate, 2017	3.61%
Total	3.71%